   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1998
                                                    Registration No. ___________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                            94-2805249
           (State of Incorporation)                 (I.R.S. Employer
                                                  Identification Number)

                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300

   (Address and telephone number of Registrant's principal executive offices)

                            -------------------------

                             Sun Microsystems, Inc.
                      Equity Compensation Acquisition Plan
                      1990 Long-Term Equity Incentive Plan
                            (Full Title of the Plans)

                            -------------------------

                                Scott G. McNealy
                                    President
                             SUN MICROSYSTEMS, INC.
                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300
            (Name, address and telephone number of agent for service)

                            -------------------------

                                    COPY TO:
                              David J. Segre, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

                                                                                    Proposed
                                                                                    Maximum         Proposed
                                                                Amount              Offering         Maximum          Amount of
                                                                to be                Price          Aggregate       Registration
Title of Securities to be Registered                          Registered          Per Share(1)      Offering Price         Fee
------------------------------------                          ----------          ------------      --------------    ------------
Common Stock, $0.00067
Pursuant to the Equity Compensation Acquisition Plan        1,500,000 shares       $59.9690       $   89,954           $ 25,007
Pursuant to the 1990 Long-Term Equity Incentive Plan        18,000,000 shares      $59.9690       $1,079,442           $300,085

(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and the low price on November 6, 1998, was $59.9690.

          The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 33-38220, 33-56577, 333-01459, 333-09867 and 333-34543, dated
December 14, 1990, November 23, 1994, March 6, 1996, August 9, 1996 and August 28, 1997, respectively, relating to the Equity Compensation Acquisition Plan and the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit
Number            Documents
------            ---------
4.1               Equity Compensation Acquisition Plan

4.2               1990 Long-Term Equity Incentive Plan

5.1               Opinion of Counsel as to legality of securities being registered

23.1              Consent of Counsel (Contained in Exhibit 5.1)

23.2              Consent of Ernst & Young LLP, Independent Auditors

24.1              Power of Attorney (Contained in page II-3)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 12th day of November, 1998.

                                           SUN MICROSYSTEMS, INC.



                                           By: /s/ Michael E. Lehman
                                              ---------------------------------
                                              Michael E. Lehman, Vice President,
                                              Corporate Resources and Chief
                                              Financial Officer

                               POWER OF ATTORNEY

              KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                      TITLE                                     DATE
---------                      -----                                     ----
/s/ Scott G. McNealy           Chairman of the Board of Directors,     November 12, 1998
-------------------------      President and Chief Executive Officer
Scott G. McNealy               (Principal Executive Officer)

/s/ Michael E. Lehman          Vice President, Corporate Resources     November 12, 1998
-------------------------      and Chief Financial Officer
Michael E. Lehman              (Principal Financial Officer)


/s/ George Reyes               Vice President and Corporate            November 12, 1998
-------------------------      Controller
George Reyes                   (Principal Accounting Officer)

/s/ L. John Doerr              Director                                November 12, 1998
-------------------------
L. John Doerr

/s/ Robert J. Fisher           Director                                November 12, 1998
-------------------------
Robert J. Fisher

                               Director                                November 12, 1998
-------------------------
Judith L. Estrin

/s/ Robert L. Long             Director                                November 12, 1998
-------------------------
Robert L. Long

/s/ M. Kenneth Oshman          Director                                November 12, 1998
-------------------------
M. Kenneth Oshman

/s/ A. Michael Spence          Director                                November 12, 1998
-------------------------
A. Michael Spence

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                            ------------------------
                                    EXHIBITS
                            ------------------------


                       REGISTRATION STATEMENT ON FORM S-8


                             SUN MICROSYSTEMS, INC.


                               NOVEMBER 12, 1998

                                 EXHIBIT INDEX

Exhibit
Number         Documents
------         ---------
4.1            Equity Compensation Acquisition Plan

4.2            1990 Long-Term Equity Incentive Plan

5.1            Opinion of Counsel as to legality of securities being registered

23.1           Consent of Counsel (Contained in Exhibit 5.1)

23.2           Consent of Ernst & Young LLP, Independent Auditors

24.1           Power of Attorney (Contained in page II-3)